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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549

                               FORM 8-K

                           CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported): August 1, 2000

                    HARLEY-DAVIDSON CREDIT CORP.
          (Exact name of registrant as specified in its charter)



Nevada                                 333-62849               88-0292891
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                   Identification Number)

4150 Technology Way
Carson City, Nevada                                      89706
(Address of principal executive offices)               (Zip Code)

                                (702) 885-1200
            (Registrant's telephone number, including area code)


                                Not Applicable
       (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     The registrant is filing a Form T-1 - Statement of Eligibility and Qualification of Trustee relating to the qualification of Bank One, National Association as indenture trustee for the Harley-Davidson Eaglemark Motorcycle Trust 2000-2 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) Financial Statements:    None
  (b) Pro Forma Financial Information:    None
  (c) Exhibits:


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20           Statement of Eligibility and Qualification of Trustee
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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HARLEY-DAVIDSON CREDIT CORP.


                                      By: /s/ Perry A. Glassgow
                                          ---------------------------
                                              Perry A. Glassgow
                                              Treasurer




August 1, 2000


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                                EXHIBIT INDEX

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20           Statement of Eligibility and Qualification of Trustee         1
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